Exhibit 10.33(d)

AMENDMENT NUMBER THREE
to the
Warehouse Loan and Security Agreement
Dated as of February 10, 2000
among
AAMES CAPITAL CORPORATION
AAMES FUNDING CORPORATION
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

        This AMENDMENT NUMBER THREE is made this 25th day of November, 2002, among AAMES CAPITAL CORPORATION and AAMES FUNDING CORPORATION, each having an address at 350 South Grand Avenue, Los Angeles, California 90071 (each, a “Borrower” and collectively, “the Borrowers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

        WHEREAS, due to the revision of certain legal requirements applicable to the origination and regulation of residential mortgage loans, the Borrowers and the Lender have agreed to modify the requirements applicable to the Mortgage Loans that may become subject to Advances under the Agreement;

        WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

        SECTION 1.      Effective as of December 1, 2002, Schedule 1 to the Agreement is hereby amended by deleting representation (ay) and replacing it with the following:

(ay) No Mortgage Loan is subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended (“HOEPA”) or any comparable state or local statutes or regulations, including, without limitation, the provisions of the City of Oakland, California Anti-Predatory Lending Ordinance No. 12361 or any other statute or regulation providing assignee liability to holders of such mortgage loans (except as provided in representation (aac) below).

        SECTION 2.      Effective as of December 1, 2002, Schedule 1 to the Agreement is hereby amended by adding the following representations after representation (aaa):

(aab) No predatory or deceptive lending practices, including but not limited to, the extension of credit to a mortgagor without regard for the mortgagor’s ability to repay the Mortgage Loan and the extension of credit to a mortgagor which has no tangible net benefit to the mortgagor, were employed in connection with the origination of the Mortgage Loan.

(aac) The Mortgage Loan is not a “High Cost Home Loan” within the meaning of the Georgia Fair Lending Act (the “Georgia Act”). To the extent that the Mortgage Loan is a “Covered Loan” within the meaning of the Georgia Act, the Mortgage Loan complies with all provisions of the Georgia Act, and the Mortgage Loan was either (i) a purchase money loan, or (ii) a refinancing of an existing mortgage loan that had been closed more than five years prior to the closing of such Mortgage Loan.

        SECTION 3.       Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

        SECTION 4.       Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

        SECTION 5.      Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

        SECTION 6.       Governing Law. This Amendment Number Three shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

        SECTION 7.      Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION
(Borrower)

By:____________________________
Name:
Title:

AAMES FUNDING CORPORATION
(Borrower)

By:____________________________
Name:
Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.
(Lender)

By:____________________________
Name:
Title: